UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

INNOCAP, INC.
(Name of Registrant As Specified In Charter)

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[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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2)Aggregate number of securities to which transaction applies:

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)Date Filed:

INNOCAP, INC.

112 N. Walnut Street

PO Box 489
Jefferson, TX 75657

Tel: (770) 378-4180

To the Holders of Common Stock of INNOCAP, Inc.:

This Information Statement is first being mailed, on or about August XX, 2020, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of INNOCAP, Inc., a Nevada corporation (the “Company”), as of the close of business on August 3, 2020 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 55.6% of the voting equity (the “Majority Stockholder”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

•approval of increasing the number of shares of Common Stock the Company is authorized to issue from 199,000,000 to 500,000,000 as provided for herein (the “Increase in Authorized Shares of Common Stock”) and filing of an amendment to the Company’s Certificate of Incorporation to effect the Increase in Authorized Shares of Common Stock (the “Amendment”); and

•approval of increasing the number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), the Company is authorized to issue from 1,000,000 to 5,000,000 as provided for herein (the “Increase in Authorized Shares of Preferred Stock” and together with the Increase in Authorized Shares of Common Stock, the “Actions”) and including the Increase in Authorized Shares of Preferred Stock in the Amendment.

The enclosed information statement contains information pertaining to the Actions acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at https://www.innocap.com

This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the Actions described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the Actions described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

This Information Statement will serve as written notice to stockholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

By Order of the Board of Directors

Date: August 5, 2020	/s/ Paul Tidwell
Paul Tidwell
President

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF INNOCAP, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INNOCAP, INC.

112 N. Walnut Street

PO Box 489

Jefferson, TX 75657

Tel: (770) 378-4180

INFORMATION STATEMENT

(Preliminary)

August 5, 2020

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of August 3, 2020 (the “Record Date”) of common stock, par value $0.001 per share (the “Common Stock”), of INNOCAP, Inc., a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify the holders of our Common Stock of the following:

On August 2, 2020, the Company received a written consent in lieu of a meeting in accordance with the Nevada Revised Statutes by the holder of 55.6% of the voting power of the Common Stock authorizing the following actions:

•approval of increasing the number of shares of Common Stock the Company is authorized to issue from 199,000,000 to 500,000,000 as provided for herein (the “Increase in Authorized Shares of Common Stock”) and filing of an amendment to the Company’s Certificate of Incorporation to effect the Increase in Authorized Shares of Common Stock (the “Amendment”); and

•approval of increasing the number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), the Company is authorized to issue from 1,000,000 to 5,000,000 as provided for herein (the “Increase in Authorized Shares of Preferred Stock” and together with the Increase in Authorized Shares of Common Stock, the “Actions”) and including the Increase in Authorized Shares of Preferred Stock in the Amendment.

Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock and preferred stock on or about August XX, 2020.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Paul Tidwell	95,606,489	95,606,489	55.6%
TOTAL	95,606,489	95,606,489	55.6%

ACTION I: INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

This Information Statement contains a brief summary of the material aspects of the Increase in Authorized Shares of Common Stock by the Majority Stockholder.

The Increase in Authorized Shares of Common Stock will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about September XX, 2020.

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK

The Majority Stockholder, on August 2, 2020, authorized the increase of the Company’s shares of authorized Common Stock from 199,000,000 to 500,000,0000.

The Majority Stockholder believes that it is advisable and in the best interests of the Company and its stockholders to effect an Increase of Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

THERE CAN BE NO ASSURANCE THAT A SUITABLE BUSINESS OPPORTUNITY WILL BE EFFECTED FOLLOWING THE COMPLETION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

Potential Anti-takeover effects of the Increase in Authorized Shares of Common Stock.

The implementation of the Increase in Authorized Shares of Common Stock will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Certificate of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended.

In July 2020, the Company entered into discussions to merge with another company which is engaged in a different industry than the Company. Such a merger would likely require the issuance of additional authorized shares, however, no agreement has been executed and no assurances can be given that an agreement will be executed or, if so, when it will be executed.

ACTION II: INCREASE IN AUTHORIZED SHARES OF PREFERRED STOCK.

This Information Statement contains a brief summary of the material aspects of the Increase in Authorized Shares of Preferred Stock by the Majority Stockholder.

The Increase in Authorized Shares of Preferred Stock will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about September XX, 2020.

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF PREFERRED STOCK

The Majority Stockholder, on August 2, 2020, authorized the increase of the Company’s shares of authorized Common Stock from 1,000,000 to 5,000,0000.

The Board of Directors will have the power to issue the shares of Preferred Stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of Preferred Stock could affect the relative rights of the Company’s shares of Common Stock. Depending upon the exact terms, limitations and relative rights and preferences, if any of the shares of Preferred Stock as determined by the Board of Directors at the time of issuance, the holders of shares of Preferred Stock may be entitled to a higher dividend rate than that paid on the Common Stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of Preferred Stock into shares of Common Stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of Common Stock. Depending on the particular terms of any series of the Preferred Stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board of Directors. In addition, the approval of the holders of shares of Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Potential Anti-takeover effects of the Increase in Authorized Shares of Preferred Stock.

The Amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s shareholders at all times.

Attached as Exhibit A and incorporated herein by reference is the text of the Certificate of Amendment to Certificate of Incorporation (the “Amended Certificate”) as approved by the Majority Stockholder. The Actions will be effected by filing the Amended Certificate with the Secretary of State of Nevada, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Actions will become effective upon such filing.

Effects of Amendment.

The following table summarizes the principal effects of the Increase in the Authorized Shares:

	Pre-Increase	Post-Increase
Common Stock
Issued and Outstanding	172,075,000	172,075,000
Authorized	199,000,000	500,000,000
Preferred Stock
Issued and Outstanding	1,000,000	1,000,000
Authorized	1,000,000	5,000,000

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes in connection with the proposed amendment to our Certificate of Incorporation to effect the Actions.

Actions to be taken.

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Majority Stockholder.

The Actions will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about September XX, 2020.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 3, 2020, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 172,075,000 shares of Common Stock outstanding as of August 3, 2020. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of August 3, 2020. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o INNOCAP, Inc., 112 N. Walnut Street, PO Box 489, Jefferson, TX 75657.

Title of Class	Name and Address ofBeneficial Owner Directors andExecutive Officers	Director/Officer	Number of Shares of Common Stock (1)	Percentage of Class (1)
Common Stock	Paul Tidwell (2)	President,	145,606,489(2)	65.56%
	112 N. Walnut Street	Chairman of the Board of Directors
	PO Box 489
	Jefferson, TX 75657

	All Executive Officers and Directors as a Group (1 person)		145,606,489	65.56%

	5% Shareholders

Common Stock	Charles E. Hill & Associates, Inc.		11,000,000	6.4%
	112 N. Walnut Street
	PO Box 489
	Jefferson, TX 75657

* Less than one percent (1%)

(1)In determining beneficial ownership of our Common Stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of Common Stock owned by a person or entity on August 3, 2020, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) 172,075,000, the total shares of Common Stock outstanding on August 3, 2020, and (ii) the total number of shares that the beneficial owner may acquire upon conversion of any preferred stock and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)The 145,606,489 shares of Common Stock include (i) 95,606,489 of Common Stock and; (ii) 1,000,000 shares of Series A Convertible Preferred Stock convertible into 50,000,000 shares of Common Stock. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder, into fifty (50) shares of Common Stock.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to INNOCAP, Inc., 112 N. Walnut Street, PO Box 489, Jefferson, TX 75657.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to INNOCAP, Inc., 112 N. Walnut Street, PO Box 489, Jefferson, TX 75657. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

August 5, 2020	/s/ Paul Tidwell
Paul Tidwell
President

Exhibit A

Form of Certificate of Amendment

FORM OF CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF INNOCAP, INC.

1.Name of the Corporation:

INNOCAP, Inc. (the “Corporation”)

2. The articles have been amended as follows (provide article numbers, if available):

The first paragraph of ARTICLE IV is amended and restated in its entirety to read as follows.

ARTICLE IV

(a) The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	500,000,000	$.001
Preferred	500,000,000	$.001

3. Effective date of filing (optional): Upon filing

4. Officer Signature (Required):

Paul Tidwell, President